Exhibit 99.2

First Quarter 2024 Earnings Supplemental May 7, 2024

This presentation contains forward - looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 , regarding future events and the future results of the Company that are based on current expectations, estimates, forecasts, projections about the industry in which the Company operates and the beliefs and assumptions of the management of the Company . Words such as “address,” “anticipate,” “believe,” “consider,” “continue,” “develop,” “estimate,” “expect,” “further,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “seek,” “should,” “target,” “will,” variations of such words and similar expressions are intended to identify such forward - looking statements . Such statements reflect the current views of the Company and its management with respect to future events and are subject to certain risks, uncertainties and assumptions . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward - looking statements . This presentation has been prepared by the Company based on information it has obtained from sources it believes to be reliable . Summaries of documents contained in this presentation may not be complete . The Company does not represent that the information herein is complete . The information in this presentation is current only as of March 31 , 2024 , or such other date noted in this presentation, and the Company’s business or financial condition and other information in this presentation may change after that date . The Company undertakes no obligation to update any forward - looking statements in order to reflect any event or circumstance occurring after the date of this presentation or currently unknown facts or conditions . You are urged to review and carefully consider any cautionary statements and other disclosures, including the statements under the heading “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission . Factors that may cause actual results to differ materially from current expectations include, among others : the Company’s business and investment strategy ; the impact of COVID - 19 on the Company’s business and the global economy ; the war between Russia and the Ukraine and market volatility resulting from such conflict ; the ability of Chicago Atlantic REIT Manager, LLC (the “Manager”) to locate suitable loan opportunities for the Company, monitor and actively manage the Company’s loan portfolio and implement the Company’s investment strategy ; allocation of loan opportunities to the Company by the Manager ; the Company’s projected operating results ; actions and initiatives of the U . S . or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law ; the estimated growth in and evolving market dynamics of the cannabis market ; the demand for cannabis cultivation and processing facilities ; shifts in public opinion regarding cannabis ; the state of the U . S . economy generally or in specific geographic regions ; economic trends and economic recoveries ; the amount and timing of the Company’s cash flows, if any, from the Company’s loans ; the Company’s ability to obtain and maintain financing arrangements ; the Company’s expected leverage ; changes in the value of the Company’s loans ; the Company’s expected portfolio of loans ; the Company’s expected investment and underwriting process ; rates of default or decreased recovery rates on the Company’s loans ; the degree to which any interest rate or other hedging strategies may or may not protect the Company from interest rate volatility ; changes in interest rates and impacts of such changes on the Company’s results of operations, cash flows and the market value of the Company’s loans ; interest rate mismatches between the Company’s loans and the Company’s borrowings used to fund such loans ; the departure of any of the executive officers or key personnel supporting and assisting the Company from the Manager or its affiliates ; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters ; the Company’s ability to maintain the Company’s exclusion or exemption from registration under the Investment Company Act ; the Company’s ability to qualify and maintain the Company’s qualification as a REIT for U . S . federal income tax purposes ; estimates relating to the Company’s ability to make distributions to its stockholders in the future ; the Company’s understanding of its competition ; and market trends in the Company’s industry, interest rates, real estate values, the securities markets or the general economy . Market and Industry Data In this presentation, the Company relies on and refers to certain information and statistics obtained from third - party sources which it believes to be reliable, including reports by market research firms . The Company has not independently verified the accuracy or completeness of any such third - party information . Because the cannabis industry is relatively new and rapidly evolving, such market and industry data may be subject to significant change in a relatively short time period . Important Disclosure Information Chicago Atlantic Real Estate Finance, Inc. | 2

▪ Successful IPO in December 2021 (NASDAQ: REFI) ▪ Track record of identifying market inefficiencies, particularly where risk is fundamentally mispriced ▪ Ability to redeploy capital quickly ▪ Access to Sponsor’s leading cannabis lending platform as lead or co - lead ▪ Proprietary sourcing network and direct originations team ▪ Experienced and robust origination team responsible for sourcing and closing over $2.1B in credit facilities since 2019 ▪ Sizable and growing loan portfolio offering compelling risk - adjusted returns ▪ Diversified across operators, geographies and asset types with strong real estate collateral coverage as well as additional collateral Company Overview Chicago Atlantic Real Estate Finance, Inc. | 3 ~$585mm near - term pipeline under evaluation (1) $2.1B+ in loans closed since platform inception (1) 70+ cannabis loans closed across platform (1) $377.6mm outstanding loan principal (2) 19.4% gross portfolio yield (2) 1.3x real estate collateral coverage in current portfolio (2) Note: (1) As of May 1, 2024, includes potential syndications. (2) As of March 31, 2024

Investment Highlights Chicago Atlantic Real Estate Finance, Inc. | 4 Pioneer in cannabis lending with first - mover advantage Proprietary and extensive deal sourcing capabilities Differentiated investment approach Compelling opportunity in rapidly growing cannabis market Lender of choice to leading cannabis operators

Industry - Leading Management and Investment Team Deep Cannabis, Credit and Real Estate Expertise With Entrepreneurial Approach Note: (1) Denotes member of Investment Committee Peter Sack (1) Co - CEO ▪ Former Principal at BC Partners Credit, leading their cannabis practice ▪ Former private equity investor, focusing on distressed industrial opportunities ▪ MBA from University of Pennsylvania’s Wharton School of Business and BA from Yale University Phil Silverman CFO ▪ Finance and accounting expert, with over 10 years of experience, focusing on financial reporting, operations, and internal controls within the asset management industry ▪ Previously served as CFO of Chicago Atlantic Group, LLC., the Company’s Sponsor, since January 2021 ▪ B.S in Finance from Indiana University and is CPA certified Andreas Bodmeier (1) President and CIO ▪ Underwritten over $500mm in cannabis credit transactions ▪ Former Principal of consulting firm focused on FX and commodity risk management ▪ Former Senior Advisor, U.S. Dept. of Health and Human Services ▪ PhD in Finance and MBA from Chicago Booth and MSc from Humboldt University (Berlin) John Mazarakis (1) Executive Chairman ▪ Originated over $500mm in cannabis credit transactions ▪ Developed and owns over 1mm sf of real estate across 4 states ▪ Founded restaurant group with 30+ units and 1,200+ employees ▪ MBA from Chicago Booth and BA from University of Delaware Tony Cappell (1) Co - CEO ▪ Debt investor with over 15 years of experience, beginning at Wells Fargo Foothill ▪ Completed over 150 deals, comprising over $5bn in total credit ▪ Former Managing Director and Head of Underwriting at Stonegate Capital ▪ MBA from Chicago Booth and BA from University of Wisconsin 100 YEARS OF COMBINED EXPERIENCE AND OVER $8 BILLION IN REAL EST ATE AND COMMERCIAL CREDIT Chicago Atlantic Real Estate Finance, Inc. | 5

Veteran Independent Directors Significant Public Board, REIT, Financial and Corporate Governance Expertise Michael Steiner ▪ Current investor in Chicago Atlantic ▪ Founder and President of Service Energy and Petroleum Equipment, which are engaged in distribution of petroleum products ▪ Expert in highly regulated industries ▪ BA in History from Wake Forest University and MBA from University of Delaware Donald Gulbrandsen ▪ Current investor in Chicago Atlantic ▪ Founder and CEO of Gulbrandsen Companies, a holding company for specialty chemical manufacturing companies ▪ Products sold in over 45 countries ▪ Over 900 employees in 7 facilities worldwide ▪ BS in Chemical Engineering and BA in History from Cornell University Brandon Konigsberg ▪ Former CFO at J.P. Morgan Securities and Managing Director at JPMorgan Chase ▪ Current member of board of directors of GTJ REIT, SEC - registered equity REIT ▪ Former auditor at Goldstein, Golub and Kessler ▪ CPA and BA in Accounting from University of Albany and MBA from New York University’s Stern School of Business Jason Papastavrou ▪ Lead Independent Director ▪ Founder and CIO of ARIS Capital Management ▪ Current member of board of directors of GXO Logistics (NYSE:GXO); and, previous board member of XPO Logistics (NYSE:XPO) and United Rentals (NYSE:URI) ▪ BS in Mathematics and MS and PhD in Electrical Engineering and Computer Science from MIT Fredrick C. Herbst ▪ Audit Committee Chair ▪ Former CFO of Ready Capital (NYSE:RC) and Arbor Realty Trust (NYSE:ABR), two publicly traded, commercial mortgage REITs ▪ Former Managing Director of Waterfall Asset Management ▪ Former CFO of Clayton Holdings and The Hurst Companies ▪ CPA and BA in Accounting from Wittenberg University Chicago Atlantic Real Estate Finance, Inc. | 6

Investment Portfolio Activity Chicago Atlantic Real Estate Finance, Inc. | 7 $313.7 $315.6 $344.7 $371.3 $373.7 $14.2 $13.6 $11.2 $7.5 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Drawn Future Funding COMMITMENTS (in millions) Weighted average yield to maturity of ~19.4% as of March 31, 2024

Portfolio Diversification Chicago Atlantic Real Estate Finance, Inc. | 8 Our portfolio is diversified across operators, geographies, and asset types PRINCIPAL OUTSTANDING (1) By Loan By Location 69.9% 7.8% 4.3% 18.0% Retail/Industrial Retail None Industrial By Real Estate Collateral Type $377.6M Note: (1) As of March 31, 2024 15% 14% 13% 9% 7% 9% 7% 7% 6% 3% 3% 3% 2% 1% 0% 2% Michigan Maryland Florida Ohio Illinois Missouri Arizona New York Pennsylvania Nebraska Massachusetts West Virginia Nevada Connecticut Oregon California $377.6M 39.2% 25.3% 35.5% Top 5 Loans Next 5 Loans Remaining Loans WA Loan Size = 5.5% Top 10 Loans = 64.5% of principal outstanding

Portfolio Diversity (Continued) Chicago Atlantic Real Estate Finance, Inc. | 9 Our portfolio is diversified across operators, geographies, and asset types PRINCIPAL OUTSTANDING 1 By Operator Integration 100.0% Construction No Construction By Construction Component 2 $377.6M Note: (1) As of March 31, 2024 (2) Represents principal committed to fund greenfield construction (3) SSO = single state operator, MSO = multi - state operator. 76.2% 23.8% Vertical Non-Vertical $377.6M Percentage of Real Estate Collateral by State and Operator Type 3 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% AZ CA CT FL IL MA MD MI MO NE NY NV OH OR PA WV MSO SSO

Loan Collateral Coverage Chicago Atlantic Real Estate Finance, Inc. | 10 40.5% loan to enterprise value and 1.3x real estate collateral coverage REAL ESTATE COLLATERAL COVERAGE (2) Portfolio Weighted Average (1.3x) PRINCIPAL BY LTEV RATIO (1) 29% 29% 8% (1) Our loans to owner operators in the state - licensed cannabis industry are secured by additional collateral, including personal an d corporate guarantee(s), where applicable subject to local laws and regulations. Loan to enterprise value ratio (LTEV) is calculated as total loan principal outstanding divided by total value of collateral on a weighted average bas is . (2) See page 18 for real estate collateral coverage by loan. Expressed as percentage of total carrying value, before reserve for cur rent expected credit losses of $375.8 million as of March 31, 2024. 29% 21% - 20,000,000 40,000,000 60,000,000 80,000,000 100,000,000 120,000,000 140,000,000 20%< 21-40% 41-60% 61-80% >80% Portfolio Weighted Average (40.5%) 8% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% <.50x 0.51-1.00x 1.01-1.50x 1.51-2.00x >2.0x

Portfolio Overview[1] (as of March 31, 2024)

Loan	Location(s)	Initial Funding Date	Maturity Date	Total Commitment	Principal Balance	Carrying Value	Percent of Portfolio	Future Fundings	Fixed/Floating	Cash Rate	PIK Rate	All-In Rate	YTM IRR
1	Various	10/27/2022	10/30/2026	$ 30,000,000	$ 29,820,000	$ 29,240,287	7.8%	-	Floating	15.00%	0.00%	15.00%	17.4%
2	Michigan	1/13/2022	12/31/2024	35,891,667	39,167,481	39,106,565	10.4%	-	Floating	12.50%	4.25%	16.75%	18.0%
3	Various	3/25/2021	11/29/2024	20,105,628	20,791,605	20,745,924	5.5%	-	Floating	18.88%	2.75%	21.63%	23.5%
4	Arizona	4/19/2021	4/16/2024	14,240,129	16,091,216	16,091,216	4.3%	-	Fixed	0.00%	15.00%	15.00%	30.5%
5	Massachusetts	4/19/2021	4/30/2025	3,500,000	3,036,680	3,036,680	0.8%	-	Floating	20.75%	0.00%	20.75%	22.8%
6	Michigan	8/20/2021	4/15/2024	6,000,000	4,611,348	4,611,348	1.2%	-	Floating	17.50%	0.00%	17.50%	20.9%
7	Illinois, Arizona	8/24/2021	6/30/2025	26,002,665	20,663,292	20,526,374	5.5%	-	Floating	14.50%	2.00%	16.50%	19.5%
8	West Virginia	9/1/2021	9/1/2024	9,500,000	12,094,954	12,068,257	3.2%	-	Floating	17.75%	2.00%	19.75%	25.1%
9	Pennsylvania	9/3/2021	6/30/2024	15,000,000	16,527,188	16,527,188	4.4%	-	Floating	29.25%	3.00%	32.25%	16.3%
11	Maryland	9/30/2021	9/30/2024	32,000,000	33,478,944	33,299,958	8.9%	-	Floating	17.25%	2.00%	19.25%	22.0%
12	Various	11/8/2021	10/31/2024	20,000,000	8,710,222	8,673,452	2.3%	-	Floating	15.50%	0.00%	15.50%	19.5%
13	Michigan	11/22/2021	11/1/2024	13,600,000	13,279,539	13,237,911	3.5%	-	Floating	14.50%	1.50%	16.00%	19.5%
14	Various	12/27/2021	12/27/2026	5,000,000	5,253,125	5,253,125	1.4%	-	Floating	19.75%	2.50%	22.25%	23.2%
16	Florida	12/30/2021	12/31/2024	13,000,000	4,232,500	4,218,180	1.1%	-	Floating	17.75%	0.00%	17.75%	35.7%
17	Florida	1/18/2022	1/31/2025	15,000,000	14,550,000	14,444,659	3.8%	-	Floating	13.25%	0.00%	13.25%	14.8%
18	Ohio	2/3/2022	2/28/2025	22,448,992	20,731,419	20,658,749	5.5%	-	Floating	10.25%	5.00%	15.25%	16.4%
19	Florida	3/11/2022	12/31/2025	20,000,000	19,696,007	19,654,188	5.2%	-	Fixed	11.00%	5.00%	14.00%	16.5%
20	Missouri	5/9/2022	5/30/2025	17,000,000	17,781,166	17,716,484	4.7%	-	Fixed	11.00%	2.00%	13.00%	14.7%
21	Illinois	7/1/2022	7/29/2026	9,000,000	4,976,931	4,925,554	1.3%	-	Floating	17.00%	3.00%	20.00%	27.0%
23	Arizona	3/27/2023	3/31/2026	2,000,000	1,820,000	1,786,818	0.5%	-	Floating	16.00%	0.00%	16.00%	18.9%
24	Oregon	3/31/2023	9/27/2026	1,000,000	760,000	760,000	0.2%	-	Floating	19.00%	0.00%	19.00%	21.7%
25	New York	8/1/2023	6/29/2036	26,309,588	24,834,254	24,834,254	6.6%	-	Fixed	15.00%	0.00%	15.00%	16.6%
26	Connecticut	8/31/2023	2/27/2026	5,450,000	5,450,000	5,345,606	1.4%	-	Fixed	14.00%	0.00%	14.00%	19.1%
27	Nebraska	8/15/2023	6/30/2027	13,061,667	13,061,667	13,061,667	3.5%	-	Floating	17.25%	0.00%	17.25%	19.0%
28	Ohio	9/13/2023	3/13/2025	2,466,705	2,466,706	2,466,706	0.7%	-	Fixed	15.00%	0.00%	15.00%	17.4%
29	Illinois	10/11/2023	10/9/2026	2,000,000	2,010,090	2,010,090	0.5%	-	Fixed	11.40%	1.50%	12.90%	14.8%
30	Missouri, Arizona	12/20/2023	12/31/2026	15,000,000	15,000,000	14,863,074	4.0%	-	Floating	16.25%	0.00%	16.25%	18.1%
31	California, Arizona	1/3/2024	5/3/2026	6,680,000	6,680,000	6,680,000	1.8%	-	Floating	17.25%	0.00%	17.25%	19.0%
				$ 401,257,040	$ 377,576,334	375,844,314	100.0%	$ -		14.80%	2.40%	17.20%	19.4%

[1] Refer to pages 9-10 of the Company's interim financial statements on Form 10-Q as of and for the three months ended March 31, 2024, for supplemental footnote disclosures.

Total Principal Outstanding: $377.6M

CHICAGOATLANTIC
REAL ESTATE FINANCE

Chicago Atlantic Real Estate Finance, Inc. | 11

Driven by proprietary deal sourcing Total current pipeline of ~$585mm 1 ▪ Continued legalization at the state level creates a new influx of opportunities ▪ Increase in M&A activity requires additional debt financing ▪ Robust set of profitable operators and refinancing opportunities Note: (1) As of May 1 , 2024, includes potential syndications Loan Origination Pipeline Over 700 Qualified Deals Sourced and Reviewed $18.6mm 1 in Potential Fundings $39.8mm 1 Terms Issued Chicago Atlantic Real Estate Finance, Inc. | 12

$19.3 $22.5 $26.9 $32.0 $36.8 $40.0 $42.8 $10.7 $11.1 $11.6 $12.3 $12.9 $13.5 $14.1 2022 2023 2024 2025 2026 2027 2028 Adult-Use Sales Medical Sales $30.0 $33.6 $38.4 $44.3 $49.7 $53.5 $56.9 Note: (1) Source: MJBiz Factbook 2023; ($ in billions) U.S. CANNABIS SALES (1) MARKET DRIVERS Compelling Market Opportunity ▪ Sales of the U.S. cannabis industry expected to rival beer ($100bn), spirits ($97bn) and wine ($62bn) by 2030 ▪ Continued legalization at state level expected to drive continued demand for capital ▪ Highly fragmented industry ripe for consolidation ▪ Wave of East Coast and Midwest Adult - Use Legalization appears imminent ($ in billions) Chicago Atlantic Real Estate Finance, Inc. | 13

Note: (1) Per MJBiz Daily, as of November 2023 Compelling Market Opportunity LEGISLATIVE TAILWINDS CURRENT LEGALIZATION (1) : 40 STATES ▪ Continued state - level legalization, including transition from medical to adult - use cannabis. ▪ Adult - use sales began during the first quarter of 2023 in Missouri and Connecticut. ▪ Adult - use sales began in Maryland on July 1, 2023. ▪ Adult - use sales expected to commence in Ohio in 2024. Chicago Atlantic Real Estate Finance, Inc. | 14 Legalized recreational and medical use Legalized medical use only No regulated use

Shorter loan durations Better diversification Lower LTVs Deal leads Ability to upsize Close relationships with management teams We negotiate the deal REIT shares 50% of the origination fee Underwrite enterprise value in the borrowers Competitive Landscape COMPETITORS: GROUPS Mortgage REITs BDCs Sale/ Leaseback REITs Cannabis - Focused Lenders Community Banks COMPETITIVE ADVANTAGES Our borrower’s only source of debt Chicago Atlantic Real Estate Finance, Inc. | 15

Market Performance | Total Net Return (Index Comparison) For the period from December 2021 (IPO) through March 31, 2024 Sources: Bloomberg, S&P Global Data Repository (assumes dividend reinvestment) Chicago Atlantic Real Estate Finance, Inc. | 16

Market Performance | Price / Book Value per Share (Peers) Chicago Atlantic Real Estate Finance, Inc. - CONFIDENTIAL For the period from January 1, 2023 through March 31, 2024 Sources : Bloomberg, Capital IQ, Company Filings Note: Book value per share amounts are based on latest reported metrics at the time of stock trading; Book values are defined as common equity and exclude other equity classes (preferred)

Q1 2024 Financial Overview Appendix Chicago Atlantic Real Estate Finance, Inc. | 18

19 Consolidated Balance Sheets

20 Consolidated Statements of Operation

21 Reconciliation of Distributable Earnings and Adjusted Distributable Earnings to GAAP Net Income

Real Estate Collateral Overview

Loan	Investment	Location	Property Type	Principal Balance as of March 31, 2024	Implied Real Estate Collateral for REIT	Collateral Coverage as of March 31, 2024
1	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	$ 29,820,000	$ 5,514,857	0.2x
2	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	39,167,481	56,962,428	1.5x
3	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	20,791,605	19,356,702	0.9x
4	Senior Real Estate Corporate Loan	Arizona	Industrial	16,091,216	23,310,000	1.4x
5	Senior Real Estate Corporate Loan	Massachusetts	Retail/Industrial	3,036,680	900,000	0.3x
6	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	4,611,348	15,850,000	3.4x
7	Senior Real Estate Corporate Loan	Illinois, Arizona	Retail/Industrial	20,663,292	41,706,944	2.0x
8	Senior Real Estate Corporate Loan	West Virginia	Retail/Industrial	12,094,954	14,255,000	1.2x
9	Senior Real Estate Corporate Loan	Pennsylvania	Retail/Industrial	16,527,188	17,000,000	1.0x
11	Senior Real Estate Corporate Loan	Maryland	Industrial	33,478,944	30,400,000	0.9x
12	Senior Real Estate Corporate Loan	Multi-State	Retail/Industrial	8,710,222	1,684,459	0.2x
13	Senior Real Estate Corporate Loan	Michigan	Retail/Industrial	13,279,539	31,783,958	2.4x
14	Senior Loan	Various	None	5,253,125	—	0.0x
16	Senior Loan	Florida	None	4,232,500	—	0.0x
17	Senior Real Estate Corporate Loan	Florida	Retail/Industrial	14,550,000	19,704,000	1.4x
18	Senior Real Estate Corporate Loan	Ohio	Retail/Industrial	20,731,419	40,080,000	1.9x
19	Senior Real Estate Corporate Loan	Florida	Retail/Industrial	19,696,007	27,700,000	1.4x
20	Senior Real Estate Corporate Loan	Missouri	Retail/Industrial	17,781,166	20,252,174	1.1x
21	Senior Real Estate Corporate Loan	Illinois	Retail/Industrial	4,976,931	5,128,390	1.0x
23	Senior Real Estate Corporate Loan	Arizona	Retail/Industrial	1,820,000	3,887,500	2.1x
24	Senior Real Estate Corporate Loan	Oregon	Retail/Industrial	760,000	3,600,000	4.7x
25	Senior Delayed Draw Term Loan	New York	Retail	24,834,254	32,346,357	1.3x
26	Senior Real Estate Corporate Loan	Connecticut	Industrial	5,450,000	6,748,382	1.2x
27	Senior Real Estate Corporate Loan	Nebraska	Industrial	13,061,667	52,853,593	4.0x
28	Senior Real Estate Corporate Loan	Ohio	Retail	2,466,706	2,000,000	0.8x
29	Senior Real Estate Corporate Loan	Illinois	Retail	2,010,090	4,110,000	2.0x
30	Senior Real Estate Corporate Loan	Missouri, Arizona	Retail/Industrial	15,000,000	10,534,286	0.7x
31	Senior Loan	California, Arizona	None	6,680,000	—	0.0x
				$ 377,576,334	**$ 487,669,030**	**1.3x**

Amounts as of March 31, 2024.

Chicago Atlantic Real Estate Finance, Inc. | 22

1.5% Annual Base Management Fee (on Equity) 50.0% Origination Fees (Rebated to REIT) Incentive Compensation Terms: 20.0% Incentive Fees (of Core Earnings) 8.0% Hurdle Amount (on Avg. Equity); No Catch - up Provision External Manager ▪ Externally - managed by Chicago Atlantic REIT Manager, LLC, a subsidiary of Chicago Atlantic Group, LLC ▪ John Mazarakis (Executive Chairman), Tony Cappell (Co - CEO) and Andreas Bodmeier (President & CIO) control and beneficially own the Manager ▪ The Manager is comprised of an experienced team of investment professionals, who currently manage several externally - managed vehicles with over $800mm in additional assets – Synergies from over 75 professionals, spanning real estate credit, asset - based lending and real estate private equity, as well as robust accounting and compliance functions Management Agreement Overview Management Agreement and Equity Incentive Plan ▪ Initial term of three years ▪ Following the initial term, the agreement automatically renews every year for an additional one - year period, unless Chicago Atlantic or the Manager elects not to renew ▪ Shareholder - friendly management agreement: ▪ 8.5% equity incentive plan: – 0.5 % granted at completion of IPO – 8% granted at discretion of Board based on Company performance after IPO MANAGEMENT FEES Chicago Atlantic Real Estate Finance, Inc. | 23